UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105

(Address of principal executive offices)	(Zip code)

Joseph J .Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2008

Date of reporting period: May 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Balanced Shares

May 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 21, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the semi-annual reporting period ended May 31, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”)). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund compared to its current composite benchmark (the “Current Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) U.S. Aggregate Index, respectively, along with its previous composite benchmark (the “Previous Composite”), a 60%/40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively, for the six- and 12-month periods ended May 31, 2008. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges underperformed the Current Composite, the Previous Composite and the Lipper Average for both the six- and 12-month periods ended May 31, 2008.

The equity allocation of the Fund’s investment portfolio underperformed its equity benchmark, the Russell

ALLIANCEBERNSTEIN BALANCED SHARES •	1

1000 Value Index, for the six-month period but outperformed for the 12-month period ended May 31, 2008, though both the equity portion of the Fund and its equity benchmark posted negative returns. After a solid recent run from May through December 2007, the Fund experienced a disappointing first quarter. While overall portfolio fundamentals remained strong, moderate fundamental disappointments in a number of the Fund’s economically stable health care and consumer holdings met with negative market overreaction, which drove most of the Fund’s deficit.

As 2008 began, the Fund’s Relative Value Investment Team (the “Equity Team”) believed the Fund was well positioned to withstand weak financial markets and a further slowdown in the U.S. economy. Versus the equity benchmark, the Fund was meaningfully underweight in the consumer discretionary and financial sectors—the areas of greatest fundamental weakness—and overweight in the economically defensive consumer staples and health care sectors. While the Fund’s defensive sector positioning contributed to relative returns, it didn’t offset the negative impact of steep stock price drops for five health care holdings that appeared to be excessive in relation to the size of their forecast adjustments. Despite the weakness of the Fund’s health care holdings, the Fund had more upward revisions than the equity benchmark and better average revisions, even without the benefit of the Fund’s lower exposure to financial stocks.

The fixed-income allocation of the Fund underperformed its current benchmark, the LB U.S. Aggregate Index, and its previous benchmark, the LB Government/Credit Index, for both the six- and 12-month periods ended May 31, 2008. During the first four months of the semi-annual reporting period, the credit crisis intensified and spreads continued to widen across nongovernment sectors of the fixed-income markets. Detracting from the Fund’s relative performance were an underweight in U.S. government debt and exposure to subprime-mortgage-related asset-backed securities (ABS) and Alt-A mortgage securities, which underperformed. (Alt-A, or ‘alternative’ mortgages are home loans made with less than full documentation.) Exposure to commercial mortgage-backed securities (CMBS) and the Fund’s underweight in residential mortgage-backed securities also detracted from performance.

Market Review and Investment Strategy

Renewed fears of a financial-market crisis drove down global equity markets. The current financial crisis shares key features with crises past: a run-up in asset prices and debt fueled by cheap credit. But two new elements contributed to the recent turmoil: securitization (creating tradable financial instruments from pools of mortgages or other loans) and mark-to-market accounting (basing asset values on current market price, not purchase price or estimated value). A key issue for the economy is

2	• ALLIANCEBERNSTEIN BALANCED SHARES

whether banks’ unwillingness to lend and consumers’ unwillingness to spend will end up choking off economic activity. After remaining relatively resilient during the early stages of the financial crisis last year, the global economy is showing signs of stress. Consumer and business confidence measures are falling, activity in the U.K. housing market has slowed, Japan’s economy is flagging and the U.S. job market is deteriorating.

Fear of the spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider in the first four months of the semi-annual reporting period. Investor risk aversion significantly increased, leading to a wholesale flight from risk, with little regard for geography. In an effort to stem the financial turmoil, the U.S. Federal Reserve (the “Fed”) moved aggressively during the period to inject liquidity into the financial system and lowered official rates from 4.50% to 2.00% at the end of the reporting period.

After a tumultuous first quarter of 2008, global fixed-income markets made fitful progress toward regaining stability in April and May. Nongovernment debt outperformed in April and May as yield spreads tightened, although absolute returns across many fixed-income sectors were negative, as Treasury prices fell for the first time in four quarters.

Since mid-2007, central banks have taken extraordinary steps to support the stability of the global financial system. Over just seven months, the

Fed cut interest rates by 300 basis points and in concert with its counterparts—including the European Central Bank (ECB), Swiss National Bank and Bank of Japan—introduced special liquidity facilities to ease funding pressures for financial institutions. In retrospect, the turning point may have come in March 2008, when the Fed orchestrated the takeover of Bear Stearns. This decisive action reassured investors that authorities would do their utmost to avert a financial-market meltdown.

There are some signs that a sense of normalcy is slowly returning to the credit markets. Issuance of U.S. investment-grade corporate debt rebounded strongly from the depressed levels of the previous two quarters, hitting successive record highs in April and May. And the interest-rate gap between the three-month London Interbank Offered Rate (LIBOR) and Treasury bills—a barometer of credit risk—has receded from recent peaks.

However, as evidenced by the tumble in stock prices and renewed spread widening seen late in the quarter, the road to recovery will likely be a bumpy one. Write-offs at banks and brokerages continue to mount, impacting earnings and contributing to rising investor uncertainty. Soaring oil prices are pressuring corporate earnings, and central banks are faced with the unsettling specter of rising inflation and slowing economic growth.

Despite the rebound in spreads in April and May, government securities

ALLIANCEBERNSTEIN BALANCED SHARES •	3

generally outperformed for the semi-annual reporting period, with Treasuries returning 1.52% and agencies returning 2.07%, according to Lehman Brothers. Within nongovernment sectors, mortgages returned 2.28%, followed by CMBS at 0.98%, investment-grade corporates at -0.05% and ABS at -2.63%. Within the non-benchmark sectors, emerging market debt returned 2.45%, followed by high yield at 1.83%.

The Fund’s equity allocation retained its tilt to high-quality stocks and stocks with above-average exposure to strong foreign markets. But, as a larger number of stocks became very attractively valued, the Equity Team began to take profits on high-quality stocks which outperformed, and to pursue a number of deeper-value opportunities. In sector terms, the Equity Team added significantly to industrials, trimmed the Fund’s overweight in consumer staples versus the value benchmark and reduced the Fund’s underweight in consumer discretionary stocks. The financial sector remained a large underweight while health care and technology remained the Fund’s largest overweights.

During the semi-annual reporting period, the U.S. Core Investment Grade: Core Fixed-Income Investment Team (the “Fixed-Income Team”) continued to underweight Treasuries, agencies and mortgages against the Fund’s current fixed-income benchmark. The Fund continued to be overweight in CMBS, where the Fixed-Income Team continued to see attractive opportunities. The Fund also maintained an allocation to high-yield corporate debt. After decisively outperforming other fixed-income sectors over the past few years, emerging-market debt no longer looked as attractive on a risk-adjusted basis. In fact, select emerging markets were trading at tighter historical spreads than some higher-rated sectors. The Fixed-Income Team has thus reduced the Fund’s exposure to emerging-market debt.

4	• ALLIANCEBERNSTEIN BALANCED SHARES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index, the unmanaged Lehman Brothers (LB) U.S. Aggregate Index nor the LB Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged LB U.S. Aggregate Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS and CMBS sectors. The unmanaged LB Government/Credit Index represents a combination of two indices: the LB Government Index which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The current composite benchmark represents a 60%/40% blend of the Russell 1000 Value Index and the LB U.S. Aggregate Bond Index, respectively. The previous composite benchmark represents a 60%/40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. For the six- and 12-month periods ended May 31, 2008, the Lipper Mixed-Asset Target Allocation Growth Funds Average consisted of 680 and 655 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund is a “balanced” fund and must invest at least 25% of its total assets in fixed-income securities. Since the Fund invests in both equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund’s net asset value when one of these asset classes is performing more poorly than the other. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund may invest in high yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in emerging market securities which may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares
Class A	-5.55%	-7.42%

Class B	-5.92%	-8.13%

Class C	-5.94%	-8.14%

Advisor Class*	-5.40%	-7.13%

Class R*	-5.67%	-7.72%

Class K*	-5.57%	-7.45%

Class I*	-5.37%	-7.11%

Current Composite: 60% Russell 1000 Value Index/40% Lehman Brothers U.S. Aggregate Index	-2.57%	-4.87%

Previous Composite: 60% Russell 1000 Value Index/40% Lehman Brothers Government/Credit Index	-2.72%	-4.85%

Russell 1000 Value Index	-5.35%	-12.28%

Lehman Brothers U.S. Aggregate Index	1.49%	6.89%

Lehman Brothers Government/Credit Index	1.07%	6.90%

Lipper Mixed-Asset Target Allocation Growth Funds Average	-2.73%	-2.67%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2008‡
	NAV Returns	SEC Returns

Class A Shares
1 Year	-7.42%	-11.37%
5 Years	6.95%	6.02%
10 Years	6.00%	5.54%

Class B Shares
1 Year	-8.13%	-11.46%
5 Years	6.16%	6.16%
10 Years(a)	5.37%	5.37%

Class C Shares
1 Year	-8.14%	-8.98%
5 Years	6.16%	6.16%
10 Years	5.22%	5.22%

Advisor Class Shares†
1 Year	-7.13%	-7.13%
5 Years	7.26%	7.26%
10 Years	6.29%	6.29%

Class R Shares†
1 Year	-7.72%	-7.72%
Since Inception*	6.20%	6.20%

Class K Shares†
1 Year	-7.45%	-7.45%
Since Inception*	3.97%	3.97%

Class I Shares†
1 Year	-7.11%	-7.11%
Since Inception*	4.32%	4.32%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.92%, 1.67%, 1.66%, 0.63%, 1.24%, 0.93% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

‡	Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2008)‡
SEC Returns

Class A Shares
1 Year	-15.99%
5 Years	4.45%
10 Years	4.68%

Class B Shares
1 Year	-16.06%
5 Years	4.60%
10 Years(a)	4.51%

Class C Shares
1 Year	-13.69%
5 Years	4.59%
10 Years	4.37%

Advisor Class Shares†
1 Year	-11.99%
5 Years	5.68%
10 Years	5.43%

Class R Shares†
1 Year	-12.50%
Since Inception*	4.52%

Class K Shares†
1 Year	-12.24%
Since Inception*	1.75%

Class I Shares†
1 Year	-11.91%
Since Inception*	2.10%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

‡	Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 5.

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Bund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 31,000 (for example, an 58,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other fends by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2007		Ending Account Value May 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$944.51	$1,020.25	$4.62	$4.80
Class B	$1,000	$1,000	$940.84	$1,016.50	$8.25	$8.57
Class C	$1,000	$1,000	$940.55	$1,016.60	$8.15	$8.47
Advisor Class	$1,000	$1,000	$946.03	$1,021.70	$3.21	$3.34
Class R	$1,000	$1,000	$943.25	$1,018.95	$5.88	$6.11
Class K	$1,000	$1,000	$944.34	$1,020.20	$4.67	$4.85
Class I	$1,000	$1,000	$946.33	$1,022.00	$2.92	$3.03
*	Expenses are equal to the classes’ annualized expense ratios of 0.95%, 1.70%, 1.68%, 0.66%, 1.21%, 0.96% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,355.3

TEN LARGEST HOLDINGS**

May 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Federal National Mortgage Association	$103,874,887	7.7%
Exxon Mobil Corp.	44,752,792	3.3
ConocoPhillips	40,787,110	3.0
JP Morgan Chase	39,979,735	2.9
Total SA (Sponsored) (ADR)	36,841,172	2.7
ACE Ltd.	34,978,761	2.6
Eli Lilly & Co.	34,020,538	2.5
Lockheed Martin Corp.	33,247,872	2.5
Chevron Corp.	32,441,880	2.4
Merck & Co., Inc.	31,580,976	2.3
	$432,505,723	31.9%

*	All data are as of May 31, 2008. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 73.8%
Financials – 16.0%
Capital Markets – 2.3%
Bank of New York Mellon Corp.	160,193	$7,133,394
Franklin Resources, Inc.	92,400	9,352,728
The Goldman Sachs Group, Inc.	48,900	8,626,449
Lehman Brothers Holdings, Inc.	144,500	5,319,045

		30,431,616

Commercial Banks – 0.7%
Wells Fargo & Co.	330,000	9,098,100

Diversified Financial Services – 3.8%
Bank of America Corp.	343,600	11,685,836
Citigroup, Inc.	483,994	10,594,629
JP Morgan Chase & Co.	691,800	29,747,400

		52,027,865

Insurance – 7.8%
ACE Ltd.	582,300	34,978,761
American International Group, Inc.	315,900	11,372,400
Axis Capital Holdings Ltd.	724,800	25,404,240
Chubb Corp.	58,000	3,118,080
Hartford Financial Services Group, Inc.	282,100	20,048,847
MetLife, Inc.	84,100	5,048,523
Prudential Financial, Inc.	47,800	3,570,660
Willis Group Holdings Ltd.	52,500	1,881,075

		105,422,586

Thrifts & Mortgage Finance – 1.4%
Federal National Mortgage Association	720,700	19,473,314

		216,453,481

Energy – 14.0%
Energy Equipment & Services – 0.7%
Baker Hughes, Inc.	109,500	9,703,890

Oil, Gas & Consumable Fuels – 13.3%
Chevron Corp.	327,200	32,441,880
ConocoPhillips	438,100	40,787,110
Exxon Mobil Corp.	504,200	44,752,792
Marathon Oil Corp.	175,300	9,008,667
Noble Energy, Inc.	167,100	16,283,895
Total SA (Sponsored) (ADR)	422,200	36,841,172

		180,115,516

		189,819,406

Health Care – 11.5%
Health Care Providers & Services – 3.8%
Aetna, Inc.	324,000	15,279,840
UnitedHealth Group, Inc.	442,300	15,131,083
WellPoint, Inc.(a)	386,600	21,580,012

		51,990,935

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 7.7%
Eli Lilly & Co.	706,700	$34,020,538
Johnson & Johnson	153,800	10,264,612
Merck & Co., Inc.	810,600	31,580,976
Schering-Plough Corp.	937,100	19,116,840
Wyeth	216,500	9,627,755

		104,610,721

		156,601,656

Industrials – 8.8%
Aerospace & Defense – 6.8%
Honeywell International, Inc.	365,900	21,814,958
Lockheed Martin Corp.	303,800	33,247,872
Raytheon Co.	195,600	12,491,016
United Technologies Corp.	347,330	24,674,323

		92,228,169

Electrical Equipment – 1.2%
Cooper Industries Ltd. – Class A	118,620	5,531,251
Emerson Electric Co.	181,870	10,581,196

		16,112,447

Industrial Conglomerates – 0.8%
General Electric Co.	350,100	10,755,072

		119,095,688

Information Technology – 8.3%
Communications Equipment – 0.5%
Cisco Systems, Inc.(a)	273,600	7,310,592

Computers & Peripherals – 2.4%
Hewlett-Packard Co.	98,900	4,654,234
International Business Machines Corp.	88,200	11,415,726
Sun Microsystems, Inc.(a)	1,312,750	17,000,113

		33,070,073

Electronic Equipment & Instruments – 0.8%
Tyco Electronics Ltd.	270,800	10,864,496

IT Services – 1.2%
Accenture Ltd. – Class A	383,500	15,654,470

Semiconductors & Semiconductor Equipment – 1.5%
Applied Materials, Inc.	195,800	3,878,798
Broadcom Corp. – Class A(a)	59,600	1,709,924
Integrated Device Technology, Inc.(a)	413,200	4,660,896
Intel Corp.	134,300	3,113,074
Nvidia Corp.(a)	280,500	6,928,350

		20,291,042

Software – 1.9%
Adobe Systems, Inc.(a)	105,500	4,648,330
Microsoft Corp.	733,100	20,761,392

		25,409,722

		112,600,395

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 5.4%
Food & Staples Retailing – 1.6%
BJ’s Wholesale Club, Inc.(a)	131,600	$5,196,884
Safeway, Inc.	521,800	16,629,766

		21,826,650

Household Products – 1.1%
Procter & Gamble Co.	227,500	15,026,375

Tobacco – 2.7%
Altria Group, Inc.	282,600	6,290,676
Loews Corp.	208,900	15,155,695
Philip Morris International, Inc.(a)	279,000	14,692,140

		36,138,511

		72,991,536

Consumer Discretionary – 4.4%
Household Durables – 0.4%
Garmin Ltd.	109,200	5,312,580

Internet & Catalog Retail – 0.1%
Expedia, Inc.(a)	73,200	1,775,100

Media – 3.9%
The DIRECTV Group, Inc.(a)	108,600	3,051,660
EW Scripps Co. – Class A	61,700	2,906,070
Gannett Co., Inc.	207,700	5,983,837
Omnicom Group, Inc.	121,400	5,949,814
Time Warner, Inc.	541,000	8,591,080
Viacom, Inc. – Class B(a)	467,460	16,744,417
The Walt Disney Co.	282,100	9,478,560

		52,705,438

		59,793,118

Telecommunication Services – 3.7%
Diversified Telecommunication Services – 3.7%
AT&T, Inc.	669,700	26,721,030
CenturyTel, Inc.	166,700	5,902,847
Verizon Communications, Inc.	461,500	17,753,905

		50,377,782

Materials – 1.6%
Chemicals – 1.6%
Dow Chemical Co.	428,900	17,327,560
Eastman Chemical Co.	49,500	3,792,195

		21,119,755

Utilities – 0.1%
Electric Utilities – 0.1%
FirstEnergy Corp.	10,000	787,100

Total Common Stocks (cost $908,606,148)		999,639,917

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 9.9%
Financial Institutions – 4.7%
Banking – 1.9%
Bank of America Corp. 4.50%, 8/01/10	$1,345	$1,355,545
BankAmerica Capital II Series 2 8.00%, 12/15/26	559	549,301
Barclays Bank PLC 8.55%, 6/15/11(b)(c)	705	717,056
The Chuo Mitsui Trust & Banking Co., Ltd. 5.506%, 4/15/15(b)(c)	1,745	1,531,372
Citicorp, Inc. Series MTNF 6.375%, 11/15/08	169	170,570
Citigroup, Inc. 3.13%, 6/09/09(d)	365	363,020
3.625%, 2/09/09	910	908,608
4.625%, 8/03/10	760	762,855
5.50%, 4/11/13	575	572,630
Fleet National Bank 5.75%, 1/15/09	870	879,610
JP Morgan Chase & Co. 6.00%, 1/15/09-2/15/09	1,745	1,762,549
6.75%, 2/01/11	580	607,025
Mizuho JGB Investment LLC 9.87%, 6/30/08(b)(c)	390	390,374
Morgan JP & Co., Inc. 6.25%, 1/15/09	824	835,300
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(c)	1,290	1,146,598
NB Capital Trust IV 8.25%, 4/15/27	485	503,673
North Fork Bancorporation, Inc. 5.875%, 8/15/12	810	774,942
RBS Capital Trust III 5.512%, 9/30/14(c)(e)	1,100	951,141
Regions Financial Corp. 6.375%, 5/15/12	1,250	1,226,879
Resona Preferred Global Securities 7.191%, 7/30/15(b)(c)	800	747,378
Sovereign Bancorp, Inc. 4.80%, 9/01/10	1,335	1,212,990
Sovereign Bank 5.125%, 3/15/13	785	688,089
Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(b)(c)	385	343,778
UBS Preferred Funding Trust II 7.247%, 6/26/11(c)	1,000	996,880

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

UFJ Finance Aruba AEC 6.75%, 7/15/13	$1,110	$1,127,578
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(b)(c)	1,320	1,356,828
Union Bank of California 5.95%, 5/11/16	405	380,744
Union Planters Corp. 7.75%, 3/01/11	828	846,298
Wachovia Corp. 5.50%, 5/01/13	820	810,976
6.15%, 3/15/09	860	868,979
Washington Mutual, Inc. 4.20%, 1/15/10	75	69,000
Wells Fargo & Co. 4.20%, 1/15/10	445	446,386
Western Financial Bank 9.625%, 5/15/12	345	361,162

		26,266,114

Brokerage – 0.7%
The Bear Stearns Co., Inc. 5.55%, 1/22/17	1,020	959,164
7.625%, 12/07/09	850	881,201
The Goldman Sachs Group, Inc. 3.875%, 1/15/09	724	724,027
4.75%, 7/15/13	410	400,035
5.125%, 1/15/15	370	354,834
5.70%, 9/01/12	822	834,018
7.35%, 10/01/09	196	203,017
Lazard Group 6.85%, 6/15/17	920	836,354
Lehman Brothers Holdings, Inc. 6.50%, 7/19/17	650	603,661
7.875%, 11/01/09	845	867,716
Merrill Lynch & Co., Inc. 6.00%, 2/17/09	870	869,756
Series MTNC 4.125%, 1/15/09-9/10/09	1,186	1,154,863
Morgan Stanley 5.05%, 1/21/11	840	820,831

		9,509,477

Finance – 1.0%
American General Finance Corp. 4.875%, 7/15/12	405	381,461
5.85%, 6/01/13	890	853,224
Capital One Bank 6.50%, 6/13/13	1,130	1,129,792
Capital One Financial Corp. 5.50%, 6/01/15	173	160,457
CIT Group Funding Co. of Canada 5.20%, 6/01/15	1,075	862,890

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

CIT Group, Inc. 3.375%, 4/01/09	$870	$811,110
5.00%, 2/01/15	940	758,005
7.625%, 11/30/12	875	805,533
Countrywide Financial Corp. Series MTN 5.80%, 6/07/12	382	353,398
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	32	28,656
General Electric Capital Corp. 4.80%, 5/01/13	840	835,204
5.875%, 2/15/12	1,580	1,633,423
HSBC Finance Corp. 7.00%, 5/15/12	365	382,470
International Lease Finance Corp. 6.375%, 3/15/09	535	542,792
iStar Financial, Inc. 5.15%, 3/01/12	160	140,200
5.65%, 9/15/11	480	425,400
6.00%, 12/15/10	565	517,681
Series B 5.95%, 10/15/13	360	320,850
SLM Corp. 5.375%, 1/15/13	1,335	1,164,355
Series MTN 5.125%, 8/27/12	1,010	872,946

		12,979,847

Insurance – 0.8%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	165	163,490
Assurant, Inc. 5.625%, 2/15/14	895	843,091
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	590	596,081
CNA Financial Corp. 5.85%, 12/15/14	340	326,520
Genworth Financial, Inc. 4.75%, 6/15/09	489	487,949
5.231%, 5/16/09	434	435,343
6.515%, 5/22/18	825	793,895
ING Capital Funding Trust III 8.439%, 12/31/10(c)	1,000	1,013,150
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	795	764,160
7.80%, 3/15/37(b)	520	414,508
North Front Pass Through Trust 5.81%, 12/15/14(b)(c)	2,213	2,058,477
Prudential Financial, Inc. 5.15%, 1/15/13	520	511,466

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

UnitedHealth Group, Inc. 5.25%, 3/15/11	$635	$631,367
WellPoint, Inc. 5.25%, 1/15/16	425	396,581
ZFS Finance USA Trust I 6.15%, 12/15/65(b)(c)	1,000	911,545

		10,347,623

REITS – 0.3%
ERP Operating LP 5.25%, 9/15/14	935	875,654
HCP, Inc. 5.95%, 9/15/11	885	858,501
Regency Centers LP 5.25%, 8/01/15	970	878,971
Simon Property Group LP 5.00%, 3/01/12	835	815,424
5.625%, 8/15/14	957	926,842

		4,355,392

		63,458,453

Industrial – 4.3%
Basic – 0.8%
ArcelorMittal 6.125%, 6/01/18(b)	870	847,720
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	564	613,104
The Dow Chemical Co. 7.375%, 11/01/29	65	70,334
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	345	365,700
8.375%, 4/01/17	345	370,875
Inco Ltd. 7.75%, 5/15/12	734	787,100
International Paper Co. 4.25%, 1/15/09	525	523,476
5.30%, 4/01/15	660	576,546
7.95%, 6/15/18	490	489,853
International Steel Group, Inc. 6.50%, 4/15/14	400	403,734
Lubrizol Corp. 5.50%, 10/01/14	1,020	974,238
Noranda, Inc. 6.00%, 10/15/15	1,160	1,120,657
Packaging Corp. of America 4.375%, 8/01/08	1,265	1,265,472
PPG Industries, Inc. 5.75%, 3/15/13	765	776,083
United States Steel Corp. 5.65%, 6/01/13	770	747,543
Weyerhaeuser Co. 7.375%, 3/15/32	905	893,577

		10,826,012

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Capital Goods – 0.4%
Hanson Australia Funding Ltd. 5.25%, 3/15/13	$945	$923,751
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(b)	355	369,657
John Deere Capital Corp. 4.875%, 3/16/09	875	880,954
Lafarge SA 6.15%, 7/15/11	629	644,426
Tyco International Group SA 6.00%, 11/15/13	1,005	1,001,026
Vulcan Materials Co. 5.60%, 11/30/12	840	834,249

		4,654,063

Communications - Media – 0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	850	869,472
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	480	465,297
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	440	533,682
Comcast Corp. 5.30%, 1/15/14	485	473,782
5.50%, 3/15/11	625	623,305
News America Holdings, Inc. 9.25%, 2/01/13	350	398,772
News America, Inc. 5.30%, 12/15/14	1,060	1,045,193
RR Donnelley & Sons Co. 5.50%, 5/15/15	990	934,209
Time Warner Entertainment Co. 8.375%, 3/15/23	725	792,766
WPP Finance Corp. 5.875%, 6/15/14	1,000	953,457

		7,089,935

Communications - Telecommunications – 0.7%
AT&T Corp. 7.30%, 11/15/11	540	577,927
BellSouth Corp. 5.20%, 9/15/14	860	855,520
Embarq Corp. 7.082%, 6/01/16	1,274	1,238,914
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	605	648,130
8.75%, 3/01/31	355	423,880
Qwest Corp. 7.50%, 10/01/14	890	885,550
7.875%, 9/01/11	660	671,550

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Telefonos de Mexico SAB de CV 4.50%, 11/19/08	$1,137	$1,137,520
Telus Corp. 8.00%, 6/01/11	425	458,638
TPSA Finance BV 7.75%, 12/10/08(b)	200	203,620
Verizon Communications, Inc. 4.90%, 9/15/15	380	368,063
5.25%, 4/15/13	465	468,877
Vodafone Group PLC 7.75%, 2/15/10	790	827,336
7.875%, 2/15/30	815	903,899

		9,669,424

Consumer Cyclical - Other – 0.2%
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	789	808,331
7.875%, 5/01/12	422	441,662
Toll Brothers Finance Corp. 5.15%, 5/15/15	150	132,057
6.875%, 11/15/12	885	856,278
Wyndham Worldwide Corp. 6.00%, 12/01/16	666	592,555

		2,830,883

Consumer Cyclical - Retailers – 0.2%
Macys Retail Holdings, Inc. 4.80%, 7/15/09	895	879,641
6.30%, 4/01/09	870	868,509
Wal-Mart Stores, Inc. 4.25%, 4/15/13	365	362,396

		2,110,546

Consumer Non-Cyclical – 0.8%
Baxter FinCo BV 4.75%, 10/15/10	400	405,242
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	415	406,323
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	1,415	1,347,966
Fisher Scientific International, Inc. 6.125%, 7/01/15	840	824,451
Fortune Brands, Inc. 4.875%, 12/01/13	890	848,502
Kraft Foods, Inc. 5.25%, 10/01/13	845	826,136
Kroger Co. 6.80%, 4/01/11	1,055	1,097,476
7.25%, 6/01/09	875	902,351
Reynolds American, Inc. 7.25%, 6/01/12	880	910,566
7.625%, 6/01/16	860	897,967

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Safeway, Inc. 4.95%, 8/16/10	$785	$790,648
5.80%, 8/15/12	870	889,501
Tyson Foods, Inc. 6.85%, 4/01/16	780	770,772
Wyeth 5.50%, 2/01/14	480	482,251

		11,400,152

Energy – 0.3%
Canadian Natural Resources Ltd. 5.15%, 2/01/13	250	250,978
Gaz Capital SA 6.212%, 11/22/16(b)	1,880	1,840,308
The Premcor Refining Group, Inc. 7.50%, 6/15/15	614	639,094
Statoilhydro Asa 6.36%, 1/15/09	15	15,294
Valero Energy Corp. 4.75%, 6/15/13	710	679,066
6.875%, 4/15/12	580	603,360
Weatherford International Ltd. 5.15%, 3/15/13	325	322,135
6.00%, 3/15/18	125	125,081

		4,475,316

Services – 0.1%
The Western Union Co. 5.93%, 10/01/16	820	795,337

Technology – 0.2%
Computer Sciences Corp. 5.50%, 3/15/13(b)	465	458,809
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	820	846,276
Motorola, Inc. 6.50%, 9/01/25	535	437,043
7.50%, 5/15/25	90	82,386
Oracle Corp. 4.95%, 4/15/13	391	392,312
Xerox Corp. 7.625%, 6/15/13	165	170,906

		2,387,732

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14	842	782,199

Transportation - Railroads – 0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	185	183,963

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

CSX Corp. 5.50%, 8/01/13	$280	$273,835

		457,798

Transportation - Services – 0.0%
FedEx Corp. 3.50%, 4/01/09	181	180,509

		57,659,906

Utility – 0.9%
Electric – 0.6%
Carolina Power & Light Co. 6.50%, 7/15/12	640	673,968
FirstEnergy Corp. Series B 6.45%, 11/15/11	1,025	1,056,682
Series C 7.375%, 11/15/31	710	763,856
FPL Group Capital, Inc. 6.35%, 10/01/66(c)	430	381,500
6.65%, 6/15/67(c)	1,290	1,160,552
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	375	386,078
Nisource Finance Corp. 6.80%, 1/15/19	865	849,014
Pacific Gas & Electric Co. 3.60%, 3/01/09	885	884,257
Public Service Company of Colorado Series 10 7.875%, 10/01/12	380	425,064
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	1,200	1,202,528

		7,783,499

Natural Gas – 0.3%
CenterPoint Energy Resources Corp. Series B 7.875%, 4/01/13	703	757,335
Enterprise Products Operating LP Series B 5.60%, 10/15/14	835	810,656
Texas Eastern Transmission Corp. 7.30%, 12/01/10	1,700	1,818,393
TransCanada Pipelines Ltd. 6.35%, 5/15/67(c)	965	848,462

		4,234,846

Other Utility – 0.0%
Veolia Environnement 6.00%, 6/01/18	555	550,061

		12,568,406

Total Corporates - Investment Grades (cost $137,270,094)		133,686,765

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 6.2%
Agency Fixed Rate 30-Year – 5.3%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 8/01/36	$4,365	$4,598,607
Federal National Mortgage Association Series 2004 6.00%, 11/01/34	3,436	3,497,143
Series 2006 5.00%, 2/01/36	10,746	10,404,563
6.50%, 9/01/36	2,391	2,467,669
Series 2007 4.50%, 1/01/36	13,450	12,569,545
Series 2008 5.50%, 8/01/37	32,551	32,381,120
6.50%, 12/01/37	6,122	6,318,379

		72,237,026

Agency ARMS – 0.9%
Federal Home Loan Mortgage Corp. Series 2006 5.934%, 1/01/37(d)	587	598,502
6.156%, 12/01/36(d)	630	643,552
Series 2007 5.697%, 12/01/37(d)	1,607	1,625,005
5.986%, 2/01/37(d)	657	671,015
6.096%, 1/01/37(d)	291	297,702
6.115%, 1/01/37(d)	2,689	2,752,613
Series 2008 5.674%, 1/01/38(d)	1,225	1,238,906
Federal National Mortgage Association Series 2007 5.706%, 12/01/37(d)	1,607	1,631,008
5.745%, 12/01/36(d)	637	650,435
5.784%, 8/01/37(d)	1,515	1,530,802
5.928%, 2/01/37(d)	696	711,492

		12,351,032

Total Mortgage Pass-Thru’s (cost $85,880,426)		84,588,058

GOVERNMENTS - TREASURIES – 2.5%
Treasuries – 2.5%
U.S. Treasury Bonds 4.50%, 2/15/36	2,665	2,578,595
8.75%, 5/15/17	8,432	11,328,527
U.S. Treasury Notes 2.50%, 5/31/10	14,360	14,355,520
4.25%, 11/15/17	5,660	5,742,245

Total Governments - Treasuries (cost $33,601,311)		34,004,887

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.2%
Non-Agency Fixed Rate CMBS – 2.2%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.726%, 9/11/38	$1,200	$1,205,369
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.827%, 6/15/38	1,325	1,338,546
Greenwich Capital Commercial Funding Corp. Series 2003-C2, Class A3 4.533%, 1/05/36	5,000	4,952,470
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44	860	848,206
Series 2006-CB15, Class A4 5.814%, 6/12/43	1,630	1,638,302
Series 2006-CB16, Class A4 5.552%, 5/12/45	1,220	1,203,443
Series 2007-C1, Class A4 5.716%, 2/15/51	1,720	1,669,742
Series 2007-CB18, Class A4 5.44%, 6/12/47	1,735	1,667,769
LB-UBS Commercial Mortgage Trust Series 2004-C7, Class A2 3.992%, 10/15/29	1,095	1,085,672
Series 2007-C7, Class A3 5.866%, 9/15/45	2,580	2,543,046
Series 2008-C1, Class A2 6.15%, 4/15/41	2,865	2,914,529
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46	1,805	1,765,056
Series 2007-9, Class A4 5.70%, 9/12/17	1,740	1,719,881
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	1,705	1,690,151
Series 2007-C31, Class A4 5.509%, 4/15/47	1,730	1,681,760
Series 2007-C32, Class A3 5.741%, 6/15/49	1,700	1,679,216

Total Commercial Mortgage-Backed Securities (cost $29,888,056)		29,603,158

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

AGENCIES – 1.1%
Agency Debentures – 1.1%
Federal Home Loan Mortgage Corp. 5.50%, 8/23/17	$3,385	$3,608,820
Federal National Mortgage Association 6.25%, 5/15/29	9,370	10,513,430
6.625%, 11/15/30	915	1,077,059

Total Agencies (cost $15,817,537)		15,199,309

INFLATION-LINKED SECURITIES – 0.7%
U.S. Treasury Notes 2.375%, 4/15/11 (TIPS) (cost $8,285,587)	8,375	8,806,776

CORPORATES - NON-INVESTMENT GRADES – 0.6%
Industrial – 0.3%
Capital Goods – 0.1%
Bombardier, Inc. 6.75%, 5/01/12(b)	370	371,850
Owens Corning, Inc. 6.50%, 12/01/16	558	489,919

		861,769

Communications - Media – 0.1%
Clear Channel Communications, Inc. 5.50%, 9/15/14	840	550,200
Echostar DBS Corp. 6.625%, 10/01/14	100	94,250
7.125%, 2/01/16	260	248,300

		892,750

Communications - Telecommunications – 0.1%
Nextel Communications, Inc. Series F 5.95%, 3/15/14	940	726,150
Sprint Capital Corp. 7.625%, 1/30/11	805	778,838

		1,504,988

Consumer Cyclical - Other – 0.0%
Harrah’s Operating Co., Inc. 5.625%, 6/01/15	656	380,480
5.75%, 10/01/17	66	36,465
6.50%, 6/01/16	208	124,280
MGM Mirage 6.75%, 9/01/12	310	288,687

		829,912

		4,089,419

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Banking – 0.1%
Northern Rock PLC 5.60%, 4/30/14(b)(c)	$2,975	$1,851,938

Finance – 0.1%
Countrywide Financial Corp. 6.25%, 5/15/16	1,278	1,114,486

		2,966,424

Utility – 0.1%
Electric – 0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16	395	396,975
Edison Mission Energy 7.00%, 5/15/17	280	273,700
NRG Energy, Inc. 7.25%, 2/01/14	365	357,700

		1,028,375

Total Corporates - Non-Investment Grades (cost $10,174,158)		8,084,218

ASSET-BACKED SECURITIES – 0.5%
Home Equity Loans - Floating Rate – 0.4%
Household Home Equity Loan Trust Series 2007-1, Class M1 2.859%, 3/20/36(d)	2,680	1,504,828
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 2.503%, 11/25/36(d)	1,450	1,322,672
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 2.523%, 4/25/37(d)	2,153	1,909,681
Option One Mortgage Loan Trust Series 2007-2, Class M1 2.753%, 3/25/37(d)	930	147,777

		4,884,958

Home Equity Loans - Fixed Rate – 0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	2,752	1,743,907

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 3.493%, 2/25/47(b)(d)	795	498,738

Total Asset-Backed Securities (cost $10,739,128)		7,127,603

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.3%
Non Corporate Sectors – 0.3%
Sovereign – 0.3%
Republic of Panama 9.375%, 4/01/29	$1,480	$1,995,780
Republic of Philippines 8.25%, 1/15/14	1,892	2,133,230
8.875%, 3/17/15	342	400,995

Total Emerging Markets - Sovereigns (cost $4,456,475)		4,530,005

	Shares
NON-CONVERTIBLE - PREFERRED STOCKS – 0.3%
Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(b)	1,200	1,169,625

Utility – 0.1%
Other Utility – 0.1%
Dte Energy Trust I 7.80%	45,000	1,129,950

Non Corporate Sectors – 0.1%
Agencies - Government Sponsored – 0.1%
Federal Home Loan Mortgage Corp. Series Z 8.375%	18,050	453,055
Federal National Mortgage Association 8.25%	26,650	648,928

		1,101,983

Financial Institutions – 0.0%
Banking – 0.0%
Royal Bank of Scotland Group PLC 5.75%	50,000	975,000

Total Non-Convertible - Preferred Stocks (cost $4,939,590)		4,376,558

	Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Russian Federation 7.50%, 3/31/30(b)(e)	$2,295	2,605,551
United Mexican States 5.625%, 1/15/17	1,448	1,489,268

Total Governments - Sovereign Bonds (cost $4,043,592)		4,094,819

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)	$905	$844,727
7.75%, 5/29/18(b)	1,925	1,932,700

Total Quasi-Sovereigns (cost $2,775,449)		2,777,427

CMOS – 0.1%
Non-Agency Fixed Rate – 0.1%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.085%, 6/26/35(b)	971	960,423

Non-Agency Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 2.703%, 4/25/47(d)(f)	780	171,385

Total CMOs (cost $1,736,499)		1,131,808

	Shares
SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(g) (cost $22,645,910)	22,645,910	22,645,910

Total Investments – 100.4% (cost $1,280,859,970)		1,360,297,218
Other assets less liabilities – (0.4)%		(5,026,281)

Net Assets – 100.0%		$1,355,270,937

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the aggregate market value of these securities amounted to $26,206,933 or 1.9% of net assets.

(c)	Variable rate coupon, rate shown as of May 31, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at May 31, 2008.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at May 31, 2008.

(f)	Illiquid security, valued at fair value. (See Note A)

(g)	Investment in affiliated money market mutual fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Portfolio of Investments

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of May 31, 2008, the fund’s total exposure to subprime investments was 0.54%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

ADR – American Depositary Receipt

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

FINANCIAL ACCOUNTING STANDARDS NO. 157

May 31, 2008 (unaudited)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$1,023,260,827	$	– 0	–
Level 2	317,566,035		– 0	–
Level 3	19,470,356		– 0	–

Total	$1,360,297,218		$–0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 11/30/2007	$46,105,609	$	– 0	–
Accrued discounts /premiums	(55,665)		– 0	–
Realized gain (loss)	(3,231,727)		– 0	–*
Change in unrealized appreciation/depreciation	1,395,598		– 0	–
Net purchases (sales)	(20,891,908)		– 0	–
Net transfers in and/or out of Level 3	(3,851,550)		– 0	–

Balance as of 5/31/08	$19,470,356	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 5/31/08	$(1,786,992)	$	– 0	–

*	The realized gain (loss) recognized during the period ended 5/31/08 for other financial instruments was $0.

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Financial Accounting Standards No. 157

STATEMENT OF ASSETS & LIABILITIES

May 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,258,214,060)	$1,337,651,308
Affiliated issuers (cost $22,645,910)	22,645,910
Cash	33,360
Receivable for investment securities sold	29,868,597
Interest and dividends receivable	6,216,643
Receivable for capital stock sold	3,926,564

Total assets	1,400,342,382

Liabilities
Payable for investment securities purchased	34,688,665
Payable for capital stock redeemed	8,739,318
Distribution fee payable	586,534
Advisory fee payable	532,504
Transfer Agent fee payable	198,360
Administrative fee payable	36,101
Accrued expenses	289,963

Total liabilities	45,071,445

Net Assets	$1,355,270,937

Composition of Net Assets
Capital stock, at par	$874,817
Additional paid-in capital	1,241,280,672
Undistributed net investment income	4,140,155
Accumulated net realized gain on investment transactions	29,538,045
Net unrealized appreciation on investments	79,437,248

$1,355,270,937

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$813,013,503	51,501,868	$15.79	*

B	$277,973,929	18,732,695	$14.84

C	$138,715,852	9,301,077	$14.91

Advisor	$79,005,720	4,991,961	$15.83

R	$9,588,735	609,154	$15.74

K	$8,479,618	538,316	$15.75

I	$28,493,580	1,806,665	$15.77

*	The maximum offering price per share for Class A shares was $16.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $99,715)	$11,453,956
Affiliated issuers	634,942
Interest	10,123,043	$22,211,941

Expenses
Advisory fee (see Note B)	3,199,414
Distribution fee—Class A	1,244,293
Distribution fee—Class B	1,570,322
Distribution fee—Class C	751,751
Distribution fee—Class R	23,003
Distribution fee—Class K	10,168
Transfer agency—Class A	648,427
Transfer agency—Class B	295,072
Transfer agency—Class C	130,855
Transfer agency—Advisor Class	63,430
Transfer agency—Class R	8,939
Transfer agency—Class K	8,135
Transfer agency—Class I	10,070
Custodian	193,120
Printing	88,929
Registration fees	79,764
Administrative	53,226
Audit	30,870
Legal	24,971
Directors’ fees	24,441
Miscellaneous	20,953

Total expenses	8,480,153
Less: expense offset arrangement (see Note B)	(23,347)

Net expenses		8,456,806

Net investment income		13,755,135

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		29,741,986
Net change in unrealized appreciation/depreciation of:
Investments		(133,560,479)
Foreign currency denominated assets and liabilities		5,467

Net loss on investment and foreign currency transactions		(103,813,026)

Net Decrease in Net Assets from Operations		$(90,057,891)

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,755,135	$31,262,289
Net realized gain on investment transactions	29,741,986	120,363,929
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(133,555,012)	(75,975,427)
Contribution from Adviser (see Note B)	– 0	–	2,424,621

Net increase (decrease) in net assets from operations	(90,057,891)	78,075,412
Dividends and Distributions to Shareholders from
Net investment income
Class A	(10,006,533)	(20,482,150)
Class B	(2,694,978)	(6,412,548)
Class C	(1,265,077)	(2,571,643)
Advisor Class	(1,094,300)	(2,480,598)
Class R	(93,677)	(102,221)
Class K	(90,354)	(110,745)
Class I	(272,850)	(94,799)
Net realized gain on investment transactions
Class A	(68,968,279)	(25,846,833)
Class B	(27,906,108)	(13,351,567)
Class C	(12,931,278)	(4,938,776)
Advisor Class	(6,687,542)	(2,829,887)
Class R	(660,323)	(82,849)
Class K	(571,991)	(11,521)
Class I	(1,169,102)	(104,280)
Capital Stock Transactions
Net decrease	(15,552,457)	(146,510,004)

Total decrease	(240,022,740)	(147,855,009)
Net Assets
Beginning of period	1,595,293,677	1,743,148,686

End of period (including undistributed net investment income of $4,140,155 and $5,902,789, respectively)	$1,355,270,937	$1,595,293,677

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Notes to Financial Statements

using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend.

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended November 30, 2007, and in response to the Independent Directors’ request, the Adviser made a payment of $2,424,621 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

Pursuant to the Advisory agreement, the Fund paid $53,226 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $443,761 for the six months ended May 31, 2008.

For the six months ended May 31, 2008, the Fund’s expenses were reduced by $23,347 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,925 from the sale of Class A shares and received $30,356, $97,867 and $8,935 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. For the six months ended May 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $296,148,382 and $353,356,078, respectively.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2008 amounted to $562,665, of which $11,768 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,259,217, $2,931,343, $278,532 and $182,580 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$584,159,263	$641,245,866
U.S. government securities	301,136,004	322,145,337

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$146,991,202
Gross unrealized depreciation	(67,553,954)

Net unrealized appreciation	$79,437,248

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended May 31, 2008, the Fund had no transactions in written options.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of May 31, 2008, the Fund had no securities out on loan. For the six months ended May 31, 2008, the Fund earned fee income of $47,464 which is included in interest income in the accompanying statement of operations.

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class A
Shares sold	3,759,622	9,414,227	$60,104,335	$171,618,845

Shares issued in reinvestment of dividends and distributions	4,389,242	2,424,827	72,651,447	43,983,074

Shares converted from Class B	1,284,478	3,010,566	20,426,126	55,051,173

Shares redeemed	(10,248,355)	(15,737,966)	(165,167,645)	(287,531,095)

Net decrease	(815,013)	(888,346)	$(11,985,737)	$(16,878,003)

Class B
Shares sold	495,204	1,156,458	$7,577,389	$20,022,861

Shares issued in reinvestment of dividends and distributions	1,712,584	1,072,724	26,757,897	18,377,874

Shares converted to Class A	(1,365,248)	(3,182,985)	(20,426,126)	(55,051,173)

Shares redeemed	(2,990,434)	(5,796,686)	(44,939,845)	(100,437,790)

Net decrease	(2,147,894)	(6,750,489)	$(31,030,685)	$(117,088,228)

Class C
Shares sold	455,415	1,044,368	$6,994,643	$18,139,189

Shares issued in reinvestment of dividends and distributions	648,590	394,697	10,178,205	6,796,902

Shares redeemed	(1,516,373)	(1,869,343)	(22,972,254)	(32,453,871)

Net decrease	(412,368)	(430,278)	$(5,799,406)	$(7,517,780)

Advisor Class
Shares sold	595,167	1,182,970	$9,817,242	$21,615,760

Shares issued in reinvestment of dividends and distributions	423,554	287,358	7,022,536	5,222,526

Shares redeemed	(1,004,854)	(2,365,673)	(16,127,520)	(43,336,078)

Net increase (decrease)	13,867	(895,345)	$712,258	$(16,497,792)

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class R
Shares sold	227,126	772,833	$3,675,499	$14,041,022

Shares issued in reinvestment of dividends and distributions	38,150	10,173	629,841	185,070

Shares redeemed	(118,670)	(495,690)	(1,856,277)	(8,971,167)

Net increase	146,606	287,316	$2,449,063	$5,254,925

Class K
Shares sold	117,516	548,534	$1,861,805	$10,031,500

Shares issued in reinvestment of dividends and distributions	40,087	6,615	661,453	121,750

Shares redeemed	(42,246)	(147,767)	(661,831)	(2,689,818)

Net increase	115,357	407,382	$1,861,427	$7,463,432

Class I
Shares sold	1,758,540	18,902	$29,790,298	$345,189

Shares issued in reinvestment of dividends and distributions	87,771	10,983	1,441,948	199,077

Shares redeemed	(190,129)	(96,590)	(2,991,623)	(1,790,824)

Net increase (decrease)	1,656,182	(66,705)	$28,240,623	$(1,246,558)

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2008.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$38,259,389	$28,351,026
Long-term capital gains	41,161,028	98,433,364

Total taxable distributions	79,420,417	126,784,390

Total distributions paid	$79,420,417	$126,784,390

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,102,931
Undistributed long-term capital gains	117,347,091
Unrealized appreciation/(depreciation)	212,140,134	(a)

Total accumulated earnings/(deficit)	$337,590,156	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for bond premium.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to deferred compensation.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On May 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,	August 1, 2003 to November 30, 2003(a)	Year Ended July 31, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 18.28	$ 18.29	$ 17.60	$ 16.81	$ 15.13	$ 14.54	$ 13.26

Income From Investment Operations
Net investment income(b)	.17	.38	.34	.28	.31	(c)	.09	.28
Net realized and unrealized gain (loss) on investment transactions	(1.12)	.46	1.61	.81	1.61	.58	1.32
Contribution from Adviser	– 0	–	.03	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.95)	.87	1.95	1.09	1.92	.67	1.60

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.39)	(.32)	(.30)	(.24)	(.08)	(.29)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(1.54)	(.88)	(1.26)	(.30)	(.24)	(.08)	(.32)

Net asset value, end of period	$ 15.79	$ 18.28	$ 18.29	$ 17.60	$ 16.81	$ 15.13	$ 14.54

Total Return
Total investment return based on net asset value(e)	(5.55)%	4.82	%*	11.81%	6.55%	12.78%	4.62%	12.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$813,013	$956,157	$972,991	$935,414	$788,685	$587,685	$525,637
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95	%(f)	.92%	.88	%(g)	1.04%	.97%	1.07	%(f)	1.12%
Expenses, before waivers/reimbursements	.95	%(f)	.92%	.88	%(g)	1.04%	1.00%	1.07	%(f)	1.12%
Net investment income	2.12	%(f)	2.10%	2.00	%(g)	1.64%	1.93	%(c)	1.84	%(f)	2.04%
Portfolio turnover rate	63%	66%	52%	57%	58%	29%	62%

See footnote summary on page 52.

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,	August 1, 2003 to November 30, 2003(a)	Year Ended July 31, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 17.27	$ 17.32	$ 16.74	$ 16.00	$ 14.41	$ 13.87	$ 12.68

Income From Investment Operations
Net investment income(b)	.10	.23	.20	.15	.19	(c)	.05	.17
Net realized and unrealized gain (loss) on investment transactions	(1.05)	.43	1.52	.78	1.53	.55	1.26
Contribution from Adviser	– 0	–	.03	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.95)	.69	1.72	.93	1.72	.60	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.25)	(.20)	(.19)	(.13)	(.06)	(.22)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–	– 0	–	– 0	–	– 0	–
Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(1.48)	(.74)	(1.14)	(.19)	(.13)	(.06)	(.24)

Net asset value, end of period	$ 14.84	$ 17.27	$ 17.32	$ 16.74	$ 16.00	$ 14.41	$ 13.87

Total Return
Total investment return based on net asset value(e)	(5.92)%	4.06	%*	10.94%	5.82%	11.97%	4.33%	11.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$277,974	$360,548	$478,595	$571,214	$590,890	$534,752	$488,365
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.70	%(f)	1.67%	1.62	%(g)	1.76%	1.70%	1.81	%(f)	1.86%
Expenses, before waivers/reimbursements	1.70	%(f)	1.67%	1.62	%(g)	1.76%	1.73%	1.81	%(f)	1.86%
Net investment income	1.36	%(f)	1.34%	1.24	%(g)	.90%	1.22	%(c)	1.14	%(f)	1.30%
Portfolio turnover rate	63%	66%	52%	57%	58%	29%	62%

See footnote summary on page 52.

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,	August 1, 2003 to November 30, 2003(a)	Year Ended July 31, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 17.35	$ 17.40	$ 16.80	$ 16.06	$ 14.47	$ 13.92	$ 12.72

Income From Investment Operations
Net investment income(b)	.11	.24	.21	.15	.19	(c)	.05	.17
Net realized and unrealized gain (loss) on investment transactions	(1.07)	.42	1.53	.78	1.53	.56	1.27
Contribution from Adviser	– 0	–	.03	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.96)	.69	1.74	.93	1.72	.61	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.25)	(.20)	(.19)	(.13)	(.06)	(.22)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(1.48)	(.74)	(1.14)	(.19)	(.13)	(.06)	(.24)

Net asset value, end of period	$ 14.91	$ 17.35	$ 17.40	$ 16.80	$ 16.06	$ 14.47	$ 13.92

Total Return
Total investment return based on net asset value(e)	(5.94)%	4.04	%*	11.02%	5.80%	11.92%	4.39%	11.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138,716	$168,496	$176,454	$181,746	$174,040	$162,243	$150,188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68	%(f)	1.66%	1.61	%(g)	1.76%	1.69%	1.80	%(f)	1.85%
Expenses, before waivers/reimbursements	1.68	%(f)	1.66%	1.61	%(g)	1.76%	1.73%	1.80	%(f)	1.85%
Net investment income	1.38	%(f)	1.36%	1.27	%(g)	.91%	1.23	%(c)	1.15	%(f)	1.32%
Portfolio turnover rate	63%	66%	52%	57%	58%	29%	62%

See footnote summary on page 52.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,	August 1, 2003 to November 30, 2003(a)	Year Ended July 31, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 18.32	$ 18.33	$ 17.64	$ 16.84	$ 15.16	$ 14.56	$ 13.28

Income From Investment Operations
Net investment income(b)	.20	.44	.39	.33	.35	(c)	.10	.32
Net realized and unrealized gain (loss) on investment transactions	(1.12)	.45	1.61	.82	1.61	.59	1.32
Contribution from Adviser	– 0	–	.03	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.92)	.92	2.00	1.15	1.96	.69	1.64

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.44)	(.37)	(.35)	(.28)	(.09)	(.32)
Distributions from net realized gain on investment transactions	(1.35)	(.49)	(.94)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(1.57)	(.93)	(1.31)	(.35)	(.28)	(.09)	(.36)

Net asset value, end of period	$ 15.83	$ 18.32	$ 18.33	$ 17.64	$ 16.84	$ 15.16	$ 14.56

Total Return
Total investment return based on net asset value(e)	(5.40)%	5.11	%*	12.10%	6.89%	13.07%	4.75%	12.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,006	$91,198	$107,657	$115,873	$112,040	$107,440	$105,567
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.66	%(f)	.63%	.60	%(g)	.74%	.67%	.78	%(f)	.83%
Expenses, before waivers/reimbursements	.66	%(f)	.63%	.60	%(g)	.74%	.71%	.78	%(f)	.83%
Net investment income	2.41	%(f)	2.38%	2.28	%(g)	1.92%	2.19	%(c)	2.11	%(f)	2.36%
Portfolio turnover rate	63%	66%	52%	57%	58%	29%	62%

See footnote summary on page 52.

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,							November 3, 2003(h) to November 30, 2003
			2007	2006		2005		2004

Net asset value, beginning of period	$ 18.23		$ 18.25	$ 17.58		$ 16.80		$ 15.13		$ 15.09

Income From Investment Operations
Net investment income(b)	.15		.34	.30		.24		.30	(c)	.02
Net realized and unrealized gain (loss) on investment transactions	(1.12)		.43	1.58		.82		1.58		.02
Contribution from Adviser	– 0	–	.03	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.97)		.80	1.88		1.06		1.88		.04

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.33)	(.27)		(.28)		(.21)		– 0	–
Distributions from net realized gain on investment transactions	(1.35)		(.49)	(.94)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.52)		(.82)	(1.21)		(.28)		(.21)		– 0	–

Net asset value, end of period	$ 15.74		$ 18.23	$ 18.25		$ 17.58		$ 16.80		$ 15.13

Total Return
Total investment return based on net asset value(e)	(5.67)%		4.47%*	11.37%		6.36%		12.52%		.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,589		$8,432	$3,197		$1,393		$371		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21	%(f)	1.24%	1.22	%(g)	1.33%		1.19%		1.34	%(f)
Expenses, before waivers/reimbursements	1.21	%(f)	1.24%	1.22	%(g)	1.33%		1.22%		1.34	%(f)
Net investment income	1.87	%(f)	1.83%	1.72	%(g)	1.39%		1.94	%(c)	1.70	%(f)
Portfolio turnover rate	63%		66%	52%		57%		58%		29%

See footnote summary on page 52.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,			March 1, 2005(h) to November 30, 2005
			2007	2006

Net asset value, beginning of period	$ 18.24		$ 18.28	$ 17.60		$ 17.34

Income From Investment Operations
Net investment income(b)	.17		.42	.65		.22
Net realized and unrealized gain (loss) on investment transactions	(1.12)		.40	1.29	†	.24
Contribution from Adviser	– 0	–	.03	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	(.95)		.85	1.94		.46

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.40)	(.32)		(.20)
Distributions from net realized gain on investment transactions	(1.35)		(.49)	(.94)		– 0	–

Total dividends and distributions	(1.54)		(.89)	(1.26)		(.20)

Net asset value, end of period	$ 15.75		$ 18.24	$ 18.28		$ 17.60

Total Return
Total investment return based on net asset value(e)	(5.57)%		4.74%*	11.74%		2.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,480		$7,715	$285		$10
Ratio to average net assets of:
Expenses	.96	%(f)	.93%	.91	%(g)	1.01	%(f)
Net investment income	2.12	%(f)	2.14%	2.15	%(g)	1.69	%(f)
Portfolio turnover rate	63%		66%	52%		57%

See footnote summary on page 52.

ALLIANCEBERNSTEIN BALANCED SHARES •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,			March 1, 2005(h) to November 30, 2005
			2007	2006

Net asset value, beginning of period	$ 18.26		$ 18.27	$ 17.60		$ 17.34

Income From Investment Operations
Net investment income(b)	.22		.44	.39		.24
Net realized and unrealized gain (loss) on investment transactions	(1.14)		.45	1.60		.26
Contribution from Adviser	– 0	–	.03	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	(.92)		.92	1.99		.50

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.44)	(.38)		(.24)
Distributions from net realized gain on investment transactions	(1.35)		(.49)	(.94)		– 0	–

Total dividends and distributions	(1.57)		(.93)	(1.32)		(.24)

Net asset value, end of period	$ 15.77		$ 18.26	$ 18.27		$ 17.60

Total Return
Total investment return based on net asset value(e)	(5.37)%		5.12%*	12.07%		2.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,493		$2,748	$3,968		$4,128
Ratio to average net assets of:
Expenses	.60	%(f)	.60%	.59	%(g)	.81	%(f)
Net investment income	2.50	%(f)	2.40%	2.28	%(g)	2.41	%(f)
Portfolio turnover rate	63%		66%	52%		57%

(a)	The Fund changed its fiscal year end from July 31 to November 30.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived by the Adviser and Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Commencement of distributions.

†	Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Fund resulting from the Dynergy class action settlement, which enhanced the performance of each share class for the year ended November 30, 2007 by 0.13%.

52	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1),(2) John H. Dobkin(1) Michael J. Downey(1)	D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr. (1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Craig Ayers, Vice President

Frank V. Caruso(3), Vice President

Aryeh Glatter(3), Vice President

Shawn E. Keegan(3), Vice President

Joran Laird(3), Vice President

Alison M. Martier(3), Vice President

Douglas J. Peebles(3), Vice President

Jeffrey S. Phlegar(3), Vice President

Greg J. Wilensky(3), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The management of, and investment decisions for, the Fund’s portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Messrs. Frank Caruso and Aryeh Glatter are the investment professionals responsible for the day-to-day management of the equity component of the Fund’s portfolio and Messrs. Jeffrey Phlegar, Douglas Peebles, Shawn Keegan, Joran Laird and Greg Wilensky and Ms. Alison Martier are the investment professionals responsible for the day-to-day management of the debt component of the Fund’s portfolio.

ALLIANCEBERNSTEIN BALANCED SHARES •	53

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Balanced Shares, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

54	• ALLIANCEBERNSTEIN BALANCED SHARES

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN BALANCED SHARES •	55

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index (60% Russell 1000 Value Index/40% Lehman Brothers Aggregate Bond Index) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008. The directors noted that the Fund was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, 4th quintile of the Performance Group and Performance Universe for the 3-year period, 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period and 1st quintile of the Performance Group and Performance Universe for the 10-year period, and that the Fund underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., equity and fixed income securities). The directors also noted that the Adviser advises a portfolio of a more recently organized AllianceBernstein Fund with a substantially similar investment style as the Fund and that the Adviser’s fee

56	• ALLIANCEBERNSTEIN BALANCED SHARES

schedule for such portfolio has higher rates and breakpoint levels higher than the fee schedule in the Fund’s Advisory Agreement.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s contractual effective advisory fee rate, at approximate current size, of 43.8 basis points, plus the 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors further noted that the Fund’s total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual

ALLIANCEBERNSTEIN BALANCED SHARES •	57

fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

58	• ALLIANCEBERNSTEIN BALANCED SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	59

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 02/29/08 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.	$1,414.1	60 bp on 1st $200 million
		50 bp on next $200 million
		40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $99,173 (0.001% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio[4]		Fiscal Year
Balanced Shares, Inc.	Advisor	0.63%	November 30
	Class A	0.92%
	Class B	1.67%
	Class C	1.66%
	Class R	1.24%
	Class K	0.93%
	Class I	0.60%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel,

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Balanced” category.

4	Annualized.

60	• ALLIANCEBERNSTEIN BALANCED SHARES

auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a similar investment style as the Fund.

The adviser also manages AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a

ALLIANCEBERNSTEIN BALANCED SHARES •	61

substantially similar investment style as the Fund.5 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Balanced Shares, Inc.	Balanced Shares Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.442%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

5	It should be noted that the AVPS portfolio was affected by the settlement between the Adviser and the NYAG.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

62	• ALLIANCEBERNSTEIN BALANCED SHARES

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Balanced Shares, Inc.	0.438	0.680	3/10

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	0.916	1.158	2/10	1.200	11/75

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN BALANCED SHARES •	63

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.11 During the Fund’s most recently completed fiscal year, ABI received from the Fund $34,066, $8,925,929 and $298,335 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $925,364 in fees from the Fund.12

11	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $104,102 under the offset agreement between the Fund and ABIS.

64	• ALLIANCEBERNSTEIN BALANCED SHARES

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.  POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN BALANCED SHARES •	65

AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile range of their comparable peers.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

15	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

66	• ALLIANCEBERNSTEIN BALANCED SHARES

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2008.18

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.76	-1.28	0.36	6/10	103/130
3 year	5.57	6.49	6.81	7/10	79/108
5 year	9.84	9.91	9.88	5/8	46/88
10 year	6.99	5.04	5.31	1/5	11/57

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)19 versus its benchmark.20

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Shares, Inc.	-1.76	5.57	9.84	6.99	9.32
60% Russell 1000 Value Index/40% Lehman Brothers Aggregate Bond Index	0.26	7.16	10.50	7.14	N/A
Russell 1000 Value Index	-5.38	8.84	14.25	7.40	N/A
Lehman Brothers Aggregate Bond Index	8.81	4.92	4.75	6.01	N/A
Inception Date: June 8, 1932

16	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns shown in the table are for the Class A shares of the Fund.

20	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

ALLIANCEBERNSTEIN BALANCED SHARES •	67

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

68	• ALLIANCEBERNSTEIN BALANCED SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	69

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0152-0508

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: July 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: July 30, 2008